UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BANCORP RHODE ISLAND, INC.
(Name of Registrant as Specified In Its Charter)

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On April 29, 2008, Bancorp Rhode Island, Inc. delivered the following presentation to certain of its shareholders.

Bancorp Rhode Island, Inc. April 2008

2 Forward Looking Statements Certain statements contained in this presentation are “Forward Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward Looking Statements may be identified by the use of forward looking terminology such as “may,” “believes,” “intends,” “expects,” and “anticipates” or similar terms or variations of these terms. Actual results could differ materially from those set forth in Forward Looking Statements due to a variety of factors including, without limitation, competition, interest rate risk, credit risk, political and economic conditions and regulatory issues. Further information on these risk factors is included in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. IMPORTANT INFORMATION Bancorp Rhode Island, Inc. ("BancorpRI") filed a definitive proxy statement in connection with its 2008 annual meeting of shareholders with the Securities and Exchange Commission on April 3, 2008. BancorpRI shareholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Shareholders are able to obtain additional copies of BancorpRI’s definitive proxy statement and any other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of BancorpRI’s definitive proxy statement are also available for free at BancorpRI’s Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903, Attention: Investor Relations. In addition, copies of BancorpRI’s proxy materials may be requested by contacting our proxy solicitor, Laurel Hill Advisory Group, LLC 888-742-1305 toll free. INFORMATION REGARDING PARTICIPANTS Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of BancorpRI’s shareholders is available in BancorpRI’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2008. Rev ised 4/28/08

3 Superior track record of long-term value creation for shareholders – Proven execution of astute business plan – Attractive commercial market niche – Dedication to patient and prudent investing Successful implementation of strategic plan has led to 275% cumulative total shareholder return in last 10 yrs1 Sound corporate governance practices Strong equity ownership and alignment with shareholder interests Right mix of business acumen, expertise and community ties to execute strategy BancorpRI’s Nominees Are the RIGHT Choice 1As of December 31, 2007

4 Young, dynamic commercial bank Continued successful execution of strategic plan Building value in three stages Strong corporate governance practices Dissidents’ candidates will not enhance value creation Agenda

5 Formed in March 1996 $1.5 billion commercial bank NASDAQ listed (since 1998): BARI 16 branches in Greater Providence area Headquartered in Providence, state capital Approximately 75% of RI’s population, jobs and businesses are located in Greater Providence area Profile Information presented as of 12/31/07 unless otherwise noted.

6 Greater Providence – Vibrant, Attractive Market New England’s 3rd largest city1 Advantages & amenities of state capital – Serviced by regional airport – Home to 4 major colleges/universities Experiencing an urban renaissance Unique opportunity for local commercial bank 1. US Census Bureau

7 One of the most highly concentrated markets in the U.S. BankRI clearly differentiated from major competitors 1. 2007 Offices and Deposits of all FDIC-Insured Institutions, excluding one bank that draws its deposits primarily from the internet. Federal Deposit Insurance Corporation. June 2007. Opportunity to grow organically by taking share and by benefiting from overall market growth. Greater Providence – Unique Opportunity for Local Commercial Bank Deposit Market Share in Providence and Kent Counties1 07 Total 07 Total Deposits Market Branch in Market Share Institution Count ($000) (%) Citizens Bank (RBS) 59 8,395,321 44.31 Bank of America Corp. (NC) 38 6,106,717 32.23 Sovereign Bancorp Inc. (PA) 24 1,669,845 8.81 Bancorp Rhode Island Inc. (RI) 15 982,945 5.19 Centreville Savings Bank (RI)-Mutual 5 562,239 2.97

8 Agenda Young, dynamic commercial bank Continued successful execution of strategic plan Building value in three stages Strong corporate governance practices Dissidents’ candidates will not enhance value creation

9 Net income and diluted earnings per share grow 17% – Commercial loans up 10% – Deposits stayed constant, despite market environment – Noninterest income up 20% – Noninterest expense down 2% Shareholders benefited from proactive capital management – Increased stock repurchase plan – Repurchased 305,200 shares, or 6% of common stock as of YE ’07 – Increased quarterly dividend from $0.15 to $0.16 per share Successfully Executed Against 2007 Priorities Accomplishments Result from Consistent Focus on Core Strategies

10 Year-over-Year Earnings Growth 2006-2007 Century Bancorp 67.75% People’s United 21.53% Berkshire Hills 20.17% BancorpRI 17.30% Camden National 0.03% Washington Trust -4.92% Citizens Fin’l Group1 -9.00% Rockland Trust -13.61% Brookline Bancorp -14.75% Webster -27.67% Bank of America -29.11% NewAlliance -51.28% Sovereign -1,085.50% 2007 ROE Camden National 18.34% Washington Trust 13.48% Rockland Trust 12.93% Bank of America 10.96% BancorpRI 7.87% Century Bancorp 7.05% Webster 5.22% Berkshire Hills 4.75% People’s United 4.21% Brookline Bancorp 3.23% NewAlliance 1.69% Sovereign -15.40% Citizens Fin’l Group1 N/A Source: SNL Interactive website. 1. Earnings reported in the Providence Journal, February 29, 2008. Strong Performance in 2007 BancorpRI’s Financial Performance Among the Best in Region

11 Net income rises to $2.3MM, up 7% over Q1 ’07 Diluted earnings per share reach $0.50, up 14% over Q1 ’07 Deposits total $1.04B, up 2% from Q4 ’07 Net interest margin holds steady Credit quality remains strong – Nonperforming assets represent 0.58% of total assets and 0.84% of total loans – As of 12/31/07, FDIC peer group ($1B to $10B banks) average is 1.34% of loans Continued Strong Results in Q1 2008

12 Consistently Superior Shareholder Returns People’s United BancorpRI Brookline Bancorp Rockland Trust Camden National Bank of America Washington Trust Sovereign Webster Century Bancorp NewAlliance Berkshire Hills 17.64% 14.58% 10.46% 9.95% 8.45% 8.04% 5.67% 3.76% 2.68% 1.46% N/A N/A People’s United BancorpRI Camden National Washington Trust Bank of America Rockland Trust Sovereign Berkshire Hills Brookline Bancorp Webster Century Bancorp NewAlliance 35.95% 13.47% 11.09% 9.61% 9.17% 8.14% 6.56% 3.54% 3.35% 3.10% -1.75% N/A People’s United Bank of America BancorpRI Washington Trust Camden National Rockland Trust NewAlliance Berkshire Hills Brookline Bancorp Century Bancorp Webster Sovereign 19.08% 1.40% -0.80% -1.81% -2.16% -2.53% -5.82% -9.22% -9.59% -9.62% -10.56% -10.91% Washington Trust Peoples United Brookline Bancorp Bank of America BancorpRI Berkshire Hills Rockland Trust Century Bancorp NewAlliance Webster Camden National Sovereign -6.75% -13.86% -17.84% -18.86% -19.78% -20.75% -22.74% -24.65% -28.53% -32.54% -36.40% -54.37% Source: SNL Interactive website. Banks and thrifts BARI’s size or larger in New England. Average Annual Total Returns through December 31, 2007 Company One Year Company Three Year Company Five Year Company Ten Year

13 Agenda Young, dynamic commercial bank Continued successful execution of strategic plan Building value in three stages Strong corporate governance practices Dissidents’ candidates will not enhance value creation

14 1996 – 2002: Formative Stage Created organization and infrastructure Grew from 12 to 13 branches; refurbished/relocated others Average branch size grew from $35.4MM to $58.6MM Grew quality deposits and loans (began conversion from thrift to commercial bank balance sheet) 12/31/1996 $383,039 12/31/2002 $670,658 Consumer Commercial 1-4 Family 14% 42% 44% 8% 24% 68% Total Loans (in thousands) $762 $670 $632 $513 $501 $465 $425 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 1996 1997 1998 1999 2000 2001 2002 Deposits (in millions)

15 Grew from de novo to healthy, strong financial performer Net Income (In Millions) Return on Equity Credit Quality Diluted Earnings Per Share 1996 – 2002: Formative Stage $0.30 $0.75 $0.85 $1.14 $1.49 $1.62 $1.92 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1996 1997 1998 1999 2000 2001 2002 4.76% 8.13% 8.33% 9.59% 11.58% 11.26% 12.37% 0% 2% 4% 6% 8% 10% 12% 14% 1996 1997 1998 1999 2000 2001 2002 $7.7 $6.3 $1.6 $3.5 $3.8 $4.4 $5.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 1996 1997 1998 1999 2000 2001 2002 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1996 1997 1998 1999 2000 2001 2002 NPA/Assets NCO/Avg Loans Outstanding

16 Invested extensively based on past success and future potential Expanded commercial lending capacity Strengthened Treasury, Marketing and Risk Management areas Accelerated branch refurbishment and expansion strategy – Opened three new branches – one in 2004; two in 2005 Enhanced infrastructure and operational support Raised $21.5MM in additional capital through issuance of 628,418 new shares (May 2005) Completed first acquisition – Macrolease, a small ticket equipment leasing company located in NY 2003 – 2006: Investment Stage

17 Continued loan and deposit growth and balance sheet conversion $1,016 $981 $881 $811 $0 $150 $300 $450 $600 $750 $900 $1,050 2003 2004 2005 2006 Deposits (in millions) 14% 42% 44% Consumer Commercial 1-4 Family Total Loans (in thousands) 12/31/2002 $670,658 12/31/2006 $1,004,292 2003 – 2006: Investment Stage 22% 52% 26%

18 Earnings, ROE, and EPS reflect investments, additional capital and flattened yield curve Net Income (In Millions) Return on Equity Credit Quality Diluted Earnings Per Share 2003 – 2006: Investment Stage $1.57 $2.04 $2.04 $1.77 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2003 2004 2005 2006 7.22% 9.98% 11.53% 10.45% 0% 2% 4% 6% 8% 10% 12% 14% 2003 2004 2005 2006 $7.7 $9.6 $8.6 $7.2 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2003 2004 2005 2006 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2003 2004 2005 2006 NPA/Assets NCO/Avg Loans Outstanding

19 2007 and Beyond: Leveraging the Investment BancorpRI: Well Positioned for the Future Experienced management team – Highly visible and widely acknowledged as prominent leadership figures in business community – Large bank experience and sophistication in key areas – Created and maintain prudent credit culture – Avoided subprime, indirect auto and credit card pitfalls Strength in non-commodity product niche – Superior portfolio growth – Strong commercial lending team with growing reputation Increasingly disciplined cost containment – Q1 ’08 noninterest expense declined from Q1 ’07 – 2007 noninterest expense declined 2% – 2006 expense growth rate 7% – Ongoing operational review commenced in 2006 continues

20 Branch network supports business reach – One or more branches in each of the state’s six largest cities – Profitability will improve as branches surpass breakeven and average branch size increases ($62.2MM as of YE ’07) Demonstrated acquisition/remote management capacity – Macrolease integration successful – Diversification of loan portfolio Noninterest income continues to grow: – In 2007: • Macrolease fees reached $1.2MM, up over $700,000 • Deposit service charges, other than cash management fees, reached $5.3MM, up almost $500,000 • Cash management income reached $326,000, up 8% – In Q1 ’08: • Noninterest income totaled $2.9MM, up 13% from Q1 ’07 2007 and Beyond: Leveraging the Investment

21 Young, dynamic commercial bank Continued successful execution of strategic plan Building value in three stages Strong corporate governance practices Dissidents’ candidates will not enhance value creation Agenda

22 CORPORATE GOVERNANCE BANCORP RHODE ISLAND Board comprised entirely of independent directors other than CEO (14 out of 15) YES Separate roles of Chairman and CEO YES Compensation, Audit, and Governance and Nominating committees comprised solely of independent directors YES Governance and Nominating Committee oversees corporate governance matters and evaluates and nominates directors YES Code of Ethics in place since inception YES Corporate Governance Guidelines and Principles YES Stock ownership guidelines for outside directors and executives and mandatory holding periods for restricted stock after vesting YES Company does not have a shareholder rights plan (poison pill) YES Strong Corporate Governance Profile

23 Strong Corporate Governance Profile (cont’d) Directors beneficially own 23.5% of stock – All directors own stock – Non-executive Chairman Malcolm G. Chace owns outright 11.6% – President and CEO Merrill W. Sherman owns outright 2.8% – 8 of 15 directors own outright at least $200,000 of stock Average options granted in each of past 3 years less than 2% of total shares outstanding Options have never been re-priced All current equity incentive plans approved by shareholders Since inception, Board has received investment banking advice from a number of well-regarded firms (incl. Ryan Beck & Co. and Keefe, Bruyette & Woods) – Board evaluates all strategic alternatives on an ongoing basis Board utilizes comprehensive, thoughtful director nomination process Directors’ interests are fully aligned with shareholders’.

24 Young, dynamic commercial bank Continued successful execution of strategic plan Building value in three stages Strong corporate governance practices Dissidents’ candidates will not enhance value creation Agenda

25 2007: Governance and Nominating Committee met with PL Capital prior to proxy campaign Apparent that PL Capital nominees: – Lacked strategic plan to increase shareholder value – Held strong bias favoring sale of the company – Possessed minimal knowledge of the R.I. community and markets Admitted PL Capital generally had a 2-3 year investment horizon and had never exited a large holding through regular trading in the market – Either forced sale of institution or “greenmailed” the company BancorpRI Board determined it was not in the best interests of shareholders to offer Board seats to the PL Capital nominees PL Capital Again Offers No Substantive Plan We believe PL Capital’s candidates intend to promote only their self-serving, short-term agenda.

26 2008: PL Capital again fails to offer a strategic plan other than a sale. In its letter to BancorpRI Directors, filed March 13 with the SEC, PL Capital demanded: “The Board should immediately engage outside advisors with a mandate to pursue a strategic transaction that maximizes shareholder value before additional opportunities are lost.” (Emphasis supplied) Only two business days later, in its proxy materials filed with the SEC, PL Capital contradicted itself, claiming it will explore performance improvements and only consider a sale if unable to improve performance. PL Capital Again Offers No Substantive Plan We believe PL Capital’s candidates will not objectively consider all options to create shareholder value and as such will not be good fiduciaries.

27 PL Capital never submits Daniel Mullane to the nomination process PL Capital’s nominees offer no expertise not already found on the Board – Accounting and finance • At least two Directors are “audit committee financial experts” – Investment banking • Board members include a former Managing Director of Salomon Brothers and Lehman Brothers, and a former head of M&A at Shawmut National Corporation – Financial services • Four Board members have extensive experience as Directors, significant shareholders or senior executives in financial services firms – Corporate operations • A significant number of directors have experience as CEOs or directors, or both, at mid-sized to large corporations, including public companies PL Capital’s Nominees Provide NO New Skills BancorpRI Board currently has a deeper and broader skill set than PL Capital’s nominees in areas critical to creating shareholder value.

28 Board’s Candidates Have Wide-Ranging Expertise and Market Knowledge Anthony F. Andrade Mr. Andrade is President of A&H Composition and Printing, Inc. in Cranston, Rhode Island as well as printing companies in Massachusetts and New Jersey. He previously served as President of Universal Press Graphics, Inc. Mr. Andrade emigrated from the Azores to the U.S. at the age of 16 and is active in the Portuguese-American community. Mr. Andrade has been a member of the Board of BancorpRI and Bank Rhode Island since their formation. Malcolm G. Chace Mr. Chace, one of the founders of BancorpRI, has been the Chairman of the Board of BancorpRI and Bank Rhode Island since their formation. Mr. Chace is a private investor and leading philanthropist in the Rhode Island community and serves as a trustee of Bryant University. He was a Director of Berkshire Hathaway from 1992 to 2007 and is a former trustee of Rhode Island Hospital and Trinity Repertory Company. Mr. Chace graduated with a B.S. from Yale University. Ernest J. Chornyei, Jr Mr. Chornyei has served as a business consultant since 2000. Previously, Mr. Chornyei served as Chairman of the Board of Bradford Dyeing Association, Inc., a privately held textile finishing company in Westerly, Rhode Island. In addition, Mr. Chornyei was an incorporator of the Westerly Public Library, a founder of the Westerly Hospital, and a board member of Watch Hill Conservancy. He has been a member of the Board of BancorpRI and Bank Rhode Island since their formation. He earned a B.S. from North Carolina State University. Edward J. Mack II Mr. Mack has been President and owner of Tri-Mack Plastics Manufacturing Company, an engineer, designer and manufacturer of custom high performance plastic parts, since 1990. Mr. Mack serves on the advisory board of the University of Rhode Island Mechanical Engineering Department and is a member of the American Society of Mechanical Engineers and the Society of Plastics Engineers. He has served on BancorpRI’s Board since 2002. Mr. Mack earned a B.S. and M.B.A. from the University of Rhode Island. Merrill W. Sherman Ms. Sherman, one of the founders of BancorpRI, has been the President, Chief Executive Officer and a Director of BancorpRI and Bank Rhode Island since their formation. Ms. Sherman is actively involved in the Rhode Island community and plays a leadership role as a board member of such organizations as the Rhode Island School of Design, Providence Foundation, Crossroads Rhode Island and Rhode Island Public Expenditure Council. In recognition of her accomplishments, Ms. Sherman was named the 2008 New England Businesswoman of the Year by Bryant University. She also serves as a Director of Providence Journal Company, a subsidiary of A.H. Belo Corporation. Prior to founding Bank Rhode Island, Ms. Sherman served as President and CEO of two other New England banks, and practiced law for 17 years at a major Providence firm. She holds an A.B. from Mount Holyoke College and a J.D. from the University of Denver, College of Law. Board’s nominees provide industry and customer sector representation, diverse perspectives and access to large and important segments of our community

29 Superior track record of long-term value creation for shareholders – Proven execution of astute business plan – Attractive commercial market niche – Dedication to patient and prudent investing Successful implementation of strategic plan has led to 275% cumulative total shareholder return in last 10 yrs1 Sound corporate governance practices Strong equity ownership and alignment with shareholder interests Right mix of business acumen, expertise and community ties to execute strategy BancorpRI’s Nominees Are the RIGHT Choice 1As of December 31, 2007

30 NASDAQ: BARI